UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2018

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2018

OppenheimerFunds®

The Right Way to Invest

# Oppenheimer Global Multi-Asset Income Fund

Semiannual Report 4/30/2018
Oppenheimer Global Multi-Asset Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
			Bloomberg Barclays
	Without Sales Charge	With Sales Charge	U.S. Aggregate Bond Index
6-Month	0.11%	-4.65%	-1.87%

1-Year	0.98	-3.82	-0.32

Since Inception (12/1/14)	2.63	1.18	1.37

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.11% during the reporting period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) produced a return of -1.87% over the same period. At period end, the Fund’s Class A shares produced a distribution rate of 4.03% (without sales charge).

MARKET OVERVIEW

Equity markets continued rallying into the close of the fourth quarter of 2017. Heading into 2018, volatility increased on concerns that a more hawkish U.S. Federal Reserve (Fed) would increase short term interest rates more aggressively to normalize monetary policy and curtail early indications of inflationary price pressure. As a result, although global equities got off to a very strong start in January, markets reversed course during February and March, only recovering slightly in April. Consistent with expectations, the Fed raised interest rates by 25 basis points (bps) from 1.5% to 1.75%, but did not alter rate trajectory projections for the remainder of the year. Nevertheless, U.S. Treasury yields increased across the curve on inflation/policy normalization concerns and increased trade tensions between the U.S. and China caused equity markets to selloff. Although risk-off sentiment gathered steam, developed market equities underperformed emerging markets on more advanced business cycle dynamics and developed markets cyclical sectors began to underperform defensives. During April, equities recovered somewhat from earlier weakness as strong corporate results and big-ticket mergers and acquisitions (M&A) activity lifted market sentiment.

Against this backdrop, equity markets produced positive absolute results despite higher volatility. As mentioned, emerging markets equities outperformed other international and U.S. counterparts, with the MSCI Emerging Markets Index up 4.80% for the six-month period ended April 30, 2018, the MSCI All Country World Index up 3.56%, and the S&P 500 Index up 3.82%. Yields rose across the U.S. Treasury curve during the reporting period, with the 10-year yield ending at 2.95%.

FUND REVIEW

The Fund’s investment objective is to seek total return. The Fund is managed by the Global Multi-Asset Team, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. Informed by these indicators, the portfolio management team manages the portfolio’s allocation in seeking to meet its investment objective and to maintain an attractive income to risk profile.

During the period the Fund’s alternative income component was a top contributor to performance, driven primarily by the portfolio’s allocation to

3        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

event-linked securities. Multiple hurricane and wildfire events in the second half of 2017 resulted in significant insured losses and associated spread widening in this space, which in turn led to positive returns during the reporting period. In addition to attractive yield and total return prospects, event-linked bonds offer compelling portfolio diversification characteristics, as natural catastrophes generally exhibit low correlation with shocks to economic growth. Moreover, we believe floating rate event-linked bonds are particularly attractive versus more traditional high yielding asset classes given the advanced state of the credit cycle. These characteristics were particularly evident over the last six months, as more traditional income sources have struggled in the face of higher rates and elevated corporate balance sheet leverage.

Other top performance contributors included certain credit-related assets within the Fund’s fixed income component. Our allocation to bank loans and emerging market local debt were positive contributors. Bank loans outperformed high yield debt mainly due to lower interest rate risk, although high yield also experienced some credit related spread widening versus loans. Going forward we see headwinds in credit markets with non-financial corporate leverage nearing previous cyclical peaks and tight spread levels. Given the advanced stage of the credit cycle and our expectation for continued interest rate risk in this part of the cycle, the portfolio is maintaining a significant tilt to bank loans over fixed rate high yield bonds. Despite this positive performance in credit assets, our duration overlay was a detractor from performance during the period.

Also detracting from performance this reporting period was our exposure to master limited partnerships (MLPs) in the real asset portfolio component. Despite a move higher in energy prices, MLPs struggled during the period on lackluster distribution growth and higher interest rates. Midstream names faced additional headwinds when the U.S. Federal Energy Regulatory Commission (FERC) announced changes related to pipeline tariffs in reaction to a federal court’s previous demand that cost-of-service tariffs on interstate natural gas and oil pipelines owned by MLPs would no longer receive an income tax allowance (ITA). Although this shift in FERC’s long-held position caused significant volatility across the sector, we believe the ultimate outcome is likely far more nuanced, and any revenue impact much less widespread than the initial market reaction. We believe midstream valuation levels today do not reflect operating and financial fundamentals, even after baking in the impact of ITA changes. We continue to monitor the effects of the FERC announcements, along with cash flow distribution metrics, and expect additional management guidance that may further calm investors. Supply curbs from OPEC could provide some upside and stability to oil prices, and a strong growth picture should help to increase demand for energy. We continue to hold a favorable view on these income alternatives due to the attractive real yield relative to other income sources.

STRATEGY & OUTLOOK

As we look ahead, global economic activity has started to decelerate, confirming the slowing of near term growth momentum. This deceleration

4        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

has been fairly broad-based across regions and sectors, with business surveys in both manufacturing and services indicating a reversal in nearly all of the improvement seen in the fourth quarter of last year. Overall, we believe the global economy has entered a “slowdown” regime, characterized by above-trend but decelerating growth. Growth has moderated most notably in Europe, followed by Asia, while we continue to see acceleration in the United States, which remains in an expansionary regime. Global financial markets have taken notice and our global market sentiment indicators are signaling a decline in global risk appetite, as riskier asset classes have, on average, underperformed safer assets. Similarly, equity market volatility has begun to incorporate some of the uncertainty in the growth outlook, coupled with ongoing noise surrounding North American Free Trade Agreement negotiations and the rising tensions between China and the U.S. on trade issues. Despite such rhetoric, all parties involved have expressed willingness to compromise, and we remain constructive on the resolution of these disputes.

With that said, in our asset allocation overlays, we have reduced equity exposure with a slight preference for emerging market equities, which remain in an earlier stage of the business cycle and are posting cheaper valuations. We do see some headwinds in credit markets with non-financial corporate leverage nearing previous cyclical peaks and tight spread levels. Given the advanced stage of the credit cycle; we prefer to own bank loans over high yield at this stage of the cycle. We also like other income sources with attractive real yields like emerging market local debt, event-linked bonds, and MLPs. As always, we continue to closely monitor the developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture as both are potential headwinds to derail the advanced cycle. Should we see further deterioration in economic data, or volatility pickup in equities or credit, we stand ready to adapt accordingly.

Benjamin Rockmuller, CFA	Alessio de Longis, CFA
Portfolio Manager	Portfolio Manager

5        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS
Oppenheimer Senior Floating Rate Fund, Cl. I	25.4%
Oppenheimer Master Event-Linked Bond Fund, LLC	15.3
Oppenheimer Global High Yield Fund, Cl. I	10.1
Goldman Sachs Emerging Markets	9.8
Toronto-Dominion Bank (The), Unequally-weighted basket of 22 equity securities of MLPs and One Corp. Indexed Nts., 8/22/18	4.8
Schwab US Dividend Equity Exchange Traded Fund	3.9
ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	2.3
Apple, Inc.	0.5
Microsoft Corp.	0.5
JPMorgan Chase & Co.	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Investment Companies
Oppenheimer Global High Yield Fund	10.2%
Oppenheimer Master Event- Linked Bond Fund, LLC	15.4
Oppenheimer Senior Floating Rate Fund	25.5
Schwab US Dividend Equity Exchange Traded Fund	3.9
Common Stocks	19.7
Structured Securities	14.7
Non-Convertible Corporate Bonds and Notes	7.3
Preferred Stocks	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of investments.

6        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	88.9%
Canada	5.3
France	1.4
United Kingdom	1.1
Australia	0.7
Singapore	0.7
Netherlands	0.5
Switzerland	0.4
Spain	0.4
Italy	0.2

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	94.2%
Europe	4.2
Asia	1.6

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

7        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

DISTRIBUTION RATES

As of 4/30/18

	Without Sales Charge	With Sales Charge
Class A	4.03%	3.84%
Class C	3.26	N/A
Class I	4.28	N/A
Class R	3.74	N/A
Class Y	4.24	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 4/30/18

Class A	5.02%
Class C	4.49
Class I	5.50
Class R	5.00
Class Y	5.38

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 4/30/18

Class A	4.26%
Class C	3.72
Class I	4.85
Class R	4.24
Class Y	4.62

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	0.11%	0.98%	2.63%
Class C (QMACX)	12/1/14	-0.27	0.09	1.81
Class I (QMAIX)	12/1/14	0.23	1.21	2.87
Class R (QMARX)	12/1/14	0.07	0.66	2.34
Class Y (QMAYX)	12/1/14	0.21	1.16	2.80

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMAAX)	12/1/14	-4.65%	-3.82%	1.18%
Class C (QMACX)	12/1/14	-1.25	-0.88	1.81
Class I (QMAIX)	12/1/14	0.23	1.21	2.87
Class R (QMARX)	12/1/14	0.07	0.66	2.34
Class Y (QMAYX)	12/1/14	0.21	1.16	2.80

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

8        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The distribution rate is based on the pay date immediately preceding the nearest month-end or quarter-end. The dividend rate for each share class is calculated by annualizing the dividend distributed by the class on that date and dividing that figure by the class’s net asset value on that date. For the Class A dividend rate with sales charge, the annualized Class A dividend distribution is divided by the Class A maximum offering price on that date. Each result is compounded semiannually and annualized. Falling share prices artificially increase distribution rates. This Report must be preceded or accompanied by a Fund prospectus.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended April 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended April 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018

Class A	$ 1,000.00	$ 1,001.10	$ 2.78

Class C	1,000.00	997.30	6.76

Class I	1,000.00	1,002.30	1.54

Class R	1,000.00	1,000.70	4.28

Class Y	1,000.00	1,002.10	1.79

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.02	2.81

Class C	1,000.00	1,018.05	6.83

Class I	1,000.00	1,023.26	1.56

Class R	1,000.00	1,020.53	4.32

Class Y	1,000.00	1,023.01	1.81

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios

Class A	0.56%

Class C	1.36

Class I	0.31

Class R	0.86

Class Y	0.36

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value

Common Stocks—19.6%
Consumer Discretionary—1.6%

Auto Components—0.1%

Aptiv plc	1,160	$98,113

Delphi Technologies plc	386	18,686

		116,799

Hotels, Restaurants & Leisure—0.2%

McDonald’s Corp.	1,130	189,207

Household Durables—0.0%

Whirlpool Corp.	110	17,044

Internet & Catalog Retail—0.3%

Amazon.com, Inc.[1]	230	360,210

Media—0.3%

Comcast Corp., Cl. A	9,300	291,927

Specialty Retail—0.7%

Best Buy Co., Inc.	2,270	173,723

CarMax, Inc.[1]	2,410	150,625

Lowe’s Cos., Inc.	2,790	229,980

O’Reilly Automotive, Inc.1	730	186,931

		741,259

Consumer Staples—0.8%

Beverages—0.3%

PepsiCo, Inc.	3,050	307,867

Food Products—0.3%

Kraft Heinz Co. (The)	2,920	164,630

Mondelez International, Inc., Cl. A	3,570	141,015

		305,645

Tobacco—0.2%

Philip Morris International, Inc.	2,400	196,800

Energy—3.0%

Energy Equipment & Services—2.3%

ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	106,973	2,388,707

Oil, Gas & Consumable Fuels—0.7%

Exxon Mobil Corp.	1,820	141,505

Magellan Midstream Partners LP2	3,775	248,508

Suncor Energy, Inc.	8,520	325,720

		715,733

12        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value

Financials—7.5%

Capital Markets—0.8%

Bank of New York Mellon Corp. (The)	4,120	$224,581

CME Group, Inc., Cl. A	1,220	192,369

Intercontinental Exchange, Inc.	3,060	221,728

S&P Global, Inc.	1,260	237,636

		876,314

Commercial Banks—0.8%

JPMorgan Chase & Co.	4,350	473,193

SunTrust Banks, Inc.	2,430	162,324

US Bancorp	3,570	180,107

		815,624

Consumer Finance—0.2%

Discover Financial Services	2,110	150,337

Diversified Financial Services—0.3%

Berkshire Hathaway, Inc., Cl. B1	1,470	284,783

Insurance—0.4%

Marsh & McLennan Cos., Inc.	2,530	206,195

Progressive Corp. (The)	3,750	226,088

		432,283

Real Estate Investment Trusts (REITs)—4.8%

Apple Hospitality REIT, Inc.	6,920	124,491

Ascendas Real Estate Investment Trust	93,087	186,731

Blackstone Mortgage Trust, Inc., Cl. A	8,790	271,172

Eurocommercial Properties NV	3,674	153,553

Fortune Real Estate Investment Trust	165,000	195,892

Gaming & Leisure Properties, Inc.	9,180	314,599

GEO Group, Inc. (The)	3,465	77,963

Gramercy Property Trust	13,400	314,900

ICADE[1]	2,587	256,497

Investa Office Fund	29,200	96,239

Keppel REIT	279,000	261,213

Mapletree Commercial Trust	214,000	261,084

Medical Properties Trust, Inc.	15,240	194,767

MGM Growth Properties LLC, Cl. A	2,900	81,113

Mid-America Apartment Communities, Inc.	1,000	91,460

New Residential Investment Corp.	14,690	256,781

Park Hotels & Resorts, Inc.	11,810	339,892

Physicians Realty Trust	12,900	192,726

Pure Industrial Real Estate Trust	29,856	187,886

Select Income REIT	3,740	70,910

Starwood Property Trust, Inc.	12,630	264,725

Unibail-Rodamco SE	761	182,183

Vicinity Centres	50,400	92,417

Warehouses de Pauw CVA	1,548	190,011

13        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Welltower, Inc.	3,230	$172,611

Wereldhave NV	3,925	157,244

		4,989,060

Real Estate Management & Development—0.2%

Carmila SA	8,100	245,495

Health Care—2.0%

Biotechnology—0.4%

Celgene Corp.[1]	1,870	162,877

Exact Sciences Corp.[1]	1,780	89,018

Gilead Sciences, Inc.	2,170	156,739

		408,634

Health Care Equipment & Supplies—0.3%

Boston Scientific Corp.1	4,480	128,665

Stryker Corp.	980	166,032

		294,697

Health Care Providers & Services—0.7%

DaVita, Inc.[1]	1,940	121,813

Express Scripts Holding Co.[1]	830	62,831

Laboratory Corp. of America Holdings[1]	410	70,007

Quest Diagnostics, Inc.	920	93,104

UnitedHealth Group, Inc.	1,760	416,064

		763,819

Health Care Technology—0.1%

Cerner Corp.[1]	1,510	87,958

Life Sciences Tools & Services—0.2%

Agilent Technologies, Inc.	2,760	181,442

Pharmaceuticals—0.3%

Merck & Co., Inc.	5,830	343,212

Industrials—1.1%

Aerospace & Defense—0.3%

Lockheed Martin Corp.	890	285,548

Airlines—0.1%

Alaska Air Group, Inc.	950	61,683

Commercial Services & Supplies—0.1%

Republic Services, Inc., Cl. A	1,450	93,786

Industrial Conglomerates—0.1%

General Electric Co.	9,790	137,745

14        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value

Machinery—0.1%

Illinois Tool Works, Inc.	850	$120,717

Professional Services—0.2%

Equifax, Inc.	560	62,748

Nielsen Holdings plc	3,150	99,067

		161,815

Road & Rail—0.1%

Union Pacific Corp.	940	125,612

Trading Companies & Distributors—0.1%

Fastenal Co.	2,150	107,479

Information Technology—2.8%

Communications Equipment—0.4%

Cisco Systems, Inc.	2,740	121,355

Motorola Solutions, Inc.	2,600	285,558

		406,913

Internet Software & Services—0.5%

eBay, Inc.[1]	3,840	145,459

Facebook, Inc., Cl. A1	2,150	369,800

		515,259

IT Services—0.4%

Amdocs Ltd.	2,690	180,903

DXC Technology Co.	890	91,723

PayPal Holdings, Inc.[1]	2,270	169,365

		441,991

Semiconductors & Semiconductor Equipment—0.2%

Applied Materials, Inc.	3,600	178,812

Microchip Technology, Inc.	940	78,640

		257,452

Software—0.7%

Activision Blizzard, Inc.	2,000	132,700

Microsoft Corp.	5,410	505,943

ServiceNow, Inc.[1]	390	64,795

		703,438

Technology Hardware, Storage & Peripherals—0.6%

Apple, Inc.	3,110	513,958

Western Digital Corp.	1,430	112,670

		626,628

Materials—0.3%

Chemicals—0.2%

DowDuPont, Inc.	2,027	128,188

15        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Chemicals (Continued)

PPG Industries, Inc.	990	$104,821

		233,009

Construction Materials—0.1%

Vulcan Materials Co.	790	88,235

Telecommunication Services—0.2%

Diversified Telecommunication Services—0.2%

Verizon Communications, Inc.	3,640	179,634

Utilities—0.3%

Electric Utilities—0.1%

PG&E Corp.	2,790	128,619

Multi-Utilities—0.2%

National Grid plc	17,590	203,731

Total Common Stocks (Cost $20,572,719)		20,384,150

Preferred Stocks—3.2%

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	3,833	99,888

American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	3,200	81,088

Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][3]	9,775	261,872

Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	1,000	26,200

Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	2,275	59,173

eBay, Inc., 6.00% Cv.	4,600	120,060

Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][3]	5,450	154,671

First Republic Bank, 7.00% Non-Cum.	4,300	113,219

GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][3]	6,474	172,144

Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,700	253,558

Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	4,500	117,810

Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][3]	5,975	153,259

Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][3]	8,750	233,975

Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,350	61,852

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non- Vtg. [US0003M+406.7][3]	8,350	226,535

Prudential Financial, Inc., 5.75% Jr. Sub.	2,050	51,434

Qwest Corp., 7.00% Sr. Unsec.	5,565	132,447

Senior Housing Properties Trust, 5.625% Sr. Unsec.	2,875	68,914

Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	2,475	61,999

State Street Corp., 6.00% Non-Cum., Non-Vtg.	6,000	156,300

US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][3]	9,925	273,930

Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	5,725	143,011

VEREIT, Inc., 6.70% Cum., Non-Vtg.	9,425	237,227

Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][3]	4,325	118,548

Total Preferred Stocks (Cost $3,427,761)		3,379,114

16        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes—7.2%

Allstate Corp. (The), 3.774% [US0003M+193.5] Jr. Sub. Nts., 5/15/37[3]	$116,000	$116,290

American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[3,4]	160,000	160,600

Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75%
[USISDA05+516.8] Jr. Sub. Perpetual Bonds[3,4,5]	200,000	213,750

Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub.
Perpetual Bonds[3,4]	200,000	193,810

Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[3,4]	200,000	203,170

Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual
Bonds[3,4]	225,000	238,770

Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[3,4]	200,000	213,839

BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[3,4,5]	200,000	215,950

Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual
Bonds[3,4]	209,000	203,775

CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual PGSA Bonds[3,4]	170,000	169,575

Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[3,4]	190,000	198,787

Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[3,4,5]	275,000	313,149

Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual
Bonds[3,4]	200,000	210,050

Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual
Bonds[3,4]	125,000	122,656

E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual
Bonds[3,4]	188,000	192,700

Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual
Bonds[3,4]	109,000	103,286

Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[3,4]	55,000	54,244

Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual
Bonds[3,4]	11,000	9,399

Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[3,4]	105,000	101,107
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[3,4]	110,000	112,746

Hartford Financial Services Group, Inc. (The), 3.964% [US0003M+212.5] Jr.
Sub. Nts., 2/12/47[3,5]	121,000	117,188

HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[3,4]	200,000	205,200

Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual
Bonds[3,4]	109,000	109,136

ILFC E-Capital Trust I, 4.64% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[3,5]	220,000	212,300

ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[3,4]	200,000	211,529

JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[3,4]	199,000	207,209
5.829% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[3,4]	256,000	258,240

KeyCorp, 5.00% [US0003M+360.6] Jr. Sub. Perpetual Bonds[3,4]	200,000	196,000

Lincoln National Corp., 4.242% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[3]	120,000	116,100

Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual
Bonds[3,4,5]	200,000	193,000

MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[3,4]	106,000	108,597

NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub.
Nts., 12/1/77[3]	107,000	102,407

PPL Capital Funding, Inc., 4.967% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[3]	111,000	111,289

17        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual
Bonds[3,4]	$300,000	$315,825

Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[3,4,5]	200,000	212,500

Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[3,4,5]	220,000	232,925

SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[3,4]	137,000	135,466
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[3,4]	121,000	116,084

UBS Group AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[3,4]	200,000	212,272

UniCredit SpA, 8.00% [USSW5+518] Jr. Sub. Perpetual Bonds[3,4]	200,000	209,130

Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[3,5]	118,000	106,523

Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual
Bonds[3,4]	278,000	275,915

Westpac Banking Corp. (New Zealand), 5.00% [USISDA05+288.8] Jr. Sub.
Perpetual Bonds[3,4]	200,000	182,404

Total Non-Convertible Corporate Bonds and Notes (Cost $7,546,903)		7,494,892

	Shares

Structured Securities—14.6%

Goldman Sachs International, VanEck Vectors J.P. Morgan EM Local
Currency Bond ETF Equity Linked Nts., 5/13/19	543,275	10,180,973

Toronto-Dominion Bank (The), Unequally-weighted basket of 22 equity securities of MLPs and One Corp. Indexed Nts., 8/22/18	6,123,000	4,952,290

Total Structured Securities (Cost $16,894,388)		15,133,263

Investment Companies—54.7%

Oppenheimer Global High Yield Fund, Cl. I6	1,141,229	10,533,542

Oppenheimer Master Event-Linked Bond Fund, LLC[6]	1,024,739	15,875,637

Oppenheimer Senior Floating Rate Fund, Cl. I6	3,251,066	26,366,141

Schwab US Dividend Equity Exchange Traded Fund	82,387	3,994,122

Total Investment Companies (Cost $57,942,579)		56,769,442

Total Investments, at Value (Cost $106,384,350)	99.3%	103,160,861

Net Other Assets (Liabilities)	0.7	682,048

Net Assets	100.0%	$103,842,909

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $1,817,285 or 1.75% of the Fund’s net assets at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

18        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Footnotes to Statement of Investments (Continued)

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018

Oppenheimer Emerging Markets Local Debt Fund, Cl. I	1,356,095	128,688	1,484,783	—
Oppenheimer Global High Yield Fund, Cl. I	1,067,690	88,796	15,257	1,141,229
Oppenheimer Institutional
Government Money Market Fund, Cl. E	6,732,147	42,616,370	49,348,517	—
Oppenheimer Master Event-Linked Bond Fund, LLC	849,939	218,936	44,136	1,024,739
Oppenheimer Senior Floating Rate Fund, Cl. I	3,240,792	303,612	293,338	3,251,066

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Emerging Markets Local Debt Fund, Cl. I	$—	$265,502	$392,745	$202,077
Oppenheimer Global High Yield Fund, Cl. I	10,533,542	296,714	(7,018)	(322,343)
Oppenheimer Institutional
Government Money Market Fund, Cl. E	—	23,922	—	—
Oppenheimer Master Event-Linked Bond Fund, LLC	15,875,637	544,164[a]	(126,680)[a]	212,147	[a]
Oppenheimer Senior Floating Rate Fund, Cl. I	26,366,141	575,500	(22,228)	96,156

Total	$52,775,320	$1,705,802	$236,819	$188,037

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	91,674,172	88.9%
Canada	5,465,896	5.3
France	1,425,774	1.4
United Kingdom	1,171,519	1.1
Australia	777,810	0.7
Singapore	709,029	0.7
Netherlands	522,326	0.5
Switzerland	422,322	0.4
Spain	396,980	0.4
Italy	209,130	0.2
Hong Kong	195,892	0.2
Belgium	190,011	0.2

Total	$103,160,861	100.0%

19        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of April 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

MSCI Emerging
Market Index	Buy	6/15/18	33	USD 2,036	$1,901,130	(134,863)
S&P 500 E-Mini
Index	Buy	6/15/18	32	USD 4,463	4,235,200	(227,335)
Stoxx Europe 600
Index	Sell	6/15/18	19	EUR 426	437,091	(11,562)
United States
Treasury Long
Bonds	Buy	6/20/18	11	USD 1,574	1,582,281	8,489
United States
Treasury Nts., 10 yr.	Buy	6/20/18	53	USD 6,367	6,340,125	(27,000)
United States
Treasury Nts., 10 yr.	Sell	6/20/18	1	USD 119	119,625	(549)
United States
Treasury Nts., 5 yr.	Sell	6/29/18	19	USD 2,168	2,156,648	10,947
United States Ultra
Bonds	Buy	6/20/18	53	USD 8,220	8,327,625	107,562

						$(274,311)

Over-the-Counter Total Return Swaps at April 30, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

Schwab US Dividend Equity Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 15 basis points	5/25/18	USD 3,207	$342,500	$342,500

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

CITNA-B	Citibank NA

Currency abbreviations indicate amounts reporting in currencies

EUR	Euro

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
US0003M	ICE LIBOR USD 3 Month

20        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Definitions (Continued)

USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

21        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $51,865,447)	$ 50,385,541
Affiliated companies (cost $54,518,903)	52,775,320

103,160,861

Cash used for collateral on futures	715,000

Swaps, at value	342,500

Receivables and other assets:
Interest and dividends	277,815
Investments sold	172,753
Variation margin receivable	54,438
Shares of beneficial interest sold	30,771
Other	59,588

Total assets	104,813,726

Liabilities
Bank overdraft	22,600

Payables and other liabilities:
Investments purchased	503,943
Shares of beneficial interest redeemed	308,364
Variation margin payable	56,706
Distribution and service plan fees	15,863
Shareholder communications	1,685
Trustees’ compensation	921
Other	60,735

Total liabilities	970,817

Net Assets	$ 103,842,909

Composition of Net Assets
Par value of shares of beneficial interest	$ 11,071

Additional paid-in capital	108,553,177

Accumulated net investment loss	(60,723)

Accumulated net realized loss on investments and foreign currency transactions	(1,505,362)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,155,254)

Net Assets	$ 103,842,909

22        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $66,222,348 and 7,058,700 shares of beneficial interest outstanding)	$9.38

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.85

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,135,331 and 975,507 shares of beneficial interest outstanding)	$9.36

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of

$2,306,293 and 245,732 shares of beneficial interest outstanding)	$9.39

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,346,264 and 143,570 shares of beneficial interest outstanding)	$9.38

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of
$24,832,673 and 2,647,098 shares of beneficial interest outstanding)	$9.38

See accompanying Notes to Financial Statements.

23        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT

OF OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$ 536,818
Dividends	7,346
Net expenses	(34,004)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	510,160

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $9,684)	493,882
Affiliated companies	1,161,638

Interest	457,706

Total investment income	2,113,226

Expenses
Management fees	323,460

Distribution and service plan fees:
Class A	27,088
Class C	41,404
Class R	3,179

Transfer and shareholder servicing agent fees:
Class A	64,637
Class C	7,669
Class I	188
Class R	1,188
Class Y	26,133

Shareholder communications:
Class A	3,943
Class C	1,465
Class I	44
Class R	379
Class Y	2,091

Registration fees	51,089

Custodian fees and expenses	33,127

Legal, auditing and other professional fees	30,363

Trustees’ compensation	726

Other	1,327

Total expenses	619,500
Less waivers and reimbursements of expenses	(343,859)

Net expenses	275,641

Net Investment Income	2,347,745

24        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$ 114,811
Affiliated companies	363,499
Futures contracts	(783,506)
Foreign currency transactions	189

Net realized loss allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(126,680)

Net realized loss	(431,687)

Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(1,834,232)
Affiliated companies	(24,110)
Translation of assets and liabilities denominated in foreign currencies	(117)
Futures contracts	(71,187)
Swap contracts	15,800

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Event-
Linked Bond Fund, LLC	212,147

Net change in unrealized appreciation/depreciation	(1,701,699)

Net Increase in Net Assets Resulting from Operations	$ 214,359

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations
Net investment income	$2,347,745	$ 2,721,912

Net realized gain (loss)	(431,687)	278,537

Net change in unrealized appreciation/depreciation	(1,701,699)	(183,767)

Net increase in net assets resulting from operations	214,359	2,816,682

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,391,206)	(2,652,904)
Class C	(139,134)	(121,797)
Class I	(29,220)	(843)
Class R	(24,142)	(38,167)
Class Y	(590,977)	(402,090)

	(2,174,679)	(3,215,801)

Tax return of capital distribution:
Class A	—	(275,283)
Class C	—	(12,638)
Class I	—	(88)
Class R	—	(3,961)
Class Y	—	(41,724)

	—	(333,694)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,677,203)	17,705,596
Class C	2,528,516	5,818,005
Class I	2,286,884	96,553
Class R	165,803	501,009
Class Y	(3,829,986)	29,301,601

	(525,986)	53,422,764

Net Assets
Total increase (decrease)	(2,486,306)	52,689,951

Beginning of period	106,329,215	53,639,264

End of period (including accumulated net investment loss of $60,723 and
$233,789, respectively)	$103,842,909	$ 106,329,215

See accompanying Notes to Financial Statements.

26        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.57	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.21	0.36	0.41	0.38
Net realized and unrealized gain (loss)	(0.20)	0.11	0.08	(0.51)

Total from investment operations	0.01	0.47	0.49	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.43)	(0.43)	(0.36)
Tax return of capital distribution	0.00	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.19)	(0.48)	(0.43)	(0.36)

Net asset value, end of period	$9.38	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	0.11%	5.04%	5.37%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,223	$69,141	$51,716	$48,077

Average net assets (in thousands)	$69,709	$59,340	$48,887	$49,189

Ratios to average net assets:[5,6]
Net investment income	4.38%	3.72%	4.40%	4.21%
Expenses excluding specific expenses listed below	1.16%	1.27%	1.38%	1.21%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	1.16%	1.27%	1.38%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.86%	0.94%	0.79%

Portfolio turnover rate	21%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.55%
Year Ended October 31, 2017	1.56%
Year Ended October 31, 2016	1.74%
Period Ended October 30, 2015	1.58%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.54	$9.56	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.17	0.28	0.35	0.29
Net realized and unrealized gain (loss)	(0.19)	0.11	0.07	(0.50)

Total from investment operations	(0.02)	0.39	0.42	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.37)	(0.37)	(0.28)
Tax return of capital distribution	0.00	(0.04)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.16)	(0.41)	(0.37)	(0.28)

Net asset value, end of period	$9.36	$9.54	$9.56	$9.51

Total Return, at Net Asset Value[4]	(0.27)%	4.16%	4.55%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,135	$6,802	$1,047	$119

Average net assets (in thousands)	$8,376	$3,568	$502	$71

Ratios to average net assets:[5,6]
Net investment income	3.55%	2.93%	3.69%	3.31%
Expenses excluding specific expenses listed below	2.10%	2.36%	2.67%	5.29%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	2.10%	2.36%	2.67%	5.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.65%	1.69%	1.68%

Portfolio turnover rate	21%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.49%
Year Ended October 31, 2017	2.65%
Year Ended October 31, 2016	3.03%
Period Ended October 30, 2015	5.66%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.57	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.22	0.39	0.44	0.40
Net realized and unrealized gain (loss)	(0.19)	0.11	0.07	(0.51)

Total from investment operations	0.03	0.50	0.51	(0.11)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.46)	(0.45)	(0.38)
Tax return of capital distribution	0.00	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.51)	(0.45)	(0.38)

Net asset value, end of period	$9.39	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	0.23%	5.28%	5.62%	(1.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,306	$105	$10	$10

Average net assets (in thousands)	$1,272	$17	$9	$10

Ratios to average net assets:[5,6]
Net investment income	4.55%	4.05%	4.65%	4.43%
Expenses excluding specific expenses listed below	0.92%	0.98%	1.16%	0.98%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	0.92%	0.98%	1.16%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.31%	0.53%	0.69%	0.56%

Portfolio turnover rate	21%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.31%
Year Ended October 31, 2017	1.27%
Year Ended October 31, 2016	1.52%
Period Ended October 30, 2015	1.35%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.55	$9.57	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.19	0.33	0.40	0.34
Net realized and unrealized gain (loss)	(0.18)	0.10	0.07	(0.50)

Total from investment operations	0.01	0.43	0.47	(0.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.41)	(0.41)	(0.33)
Tax return of capital distribution	0.00	(0.04)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.18)	(0.45)	(0.41)	(0.33)

Net asset value, end of period	$9.38	$9.55	$9.57	$9.51

Total Return, at Net Asset Value[4]	0.07%	4.62%	5.13%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,346	$1,207	$713	$163

Average net assets (in thousands)	$1,288	$900	$315	$56

Ratios to average net assets:[5,6]
Net investment income	4.06%	3.41%	4.27%	3.89%
Expenses excluding specific expenses listed below	1.62%	1.95%	2.00%	4.14%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	1.62%	1.95%	2.00%	4.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	1.17%	1.12%	1.18%

Portfolio turnover rate	21%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.01%
Year Ended October 31, 2017	2.24%
Year Ended October 31, 2016	2.36%
Period Ended October 30, 2015	4.51%

See accompanying Notes to Financial Statements.

30        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.56	$9.57	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.22	0.38	0.45	0.38
Net realized and unrealized gain (loss)	(0.20)	0.11	0.06	(0.51)

Total from investment operations	0.02	0.49	0.51	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.45)	(0.45)	(0.36)
Tax return of capital distribution	0.00	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.50)	(0.45)	(0.36)

Net asset value, end of period	$9.38	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	0.21%	5.23%	5.57%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,833	$29,074	$153	$43

Average net assets (in thousands)	$28,036	$9,580	$73	$21

Ratios to average net assets:[5,6]
Net investment income	4.54%	3.96%	4.72%	4.28%
Expenses excluding specific expenses listed below	1.08%	1.19%	1.39%	1.26%
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]

Total expenses[8]	1.08%	1.19%	1.39%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.36%	0.62%	0.66%	0.73%

Portfolio turnover rate	21%	41%	71%	18%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.47%
Year Ended October 31, 2017	1.48%
Year Ended October 31, 2016	1.75%
Period Ended October 30, 2015	1.63%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

32        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

33        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2017 capital loss carryforwards are included in the table below. Capital losses will be carried forward to future years if not offset by gains.

Expiring

No expiration	$1,713,142

At period end, it is estimated that the capital loss carryforwards would be $2,144,829, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

34        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$106,489,037
Federal tax cost of other investments	19,947,308

Total federal tax cost	$126,436,345

Gross unrealized appreciation	$2,321,558
Gross unrealized depreciation	(5,581,499)

Net unrealized depreciation	$(3,259,941)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

35        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

36        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,716,446	$—	$—	$1,716,446
Consumer Staples	810,312	—	—	810,312
Energy	3,104,440	—	—	3,104,440

37        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Financials	$5,515,337		$2,278,559	$—	$7,793,896
Health Care	2,079,762		—	—	2,079,762
Industrials	1,094,385		—	—	1,094,385
Information Technology	2,951,681		—	—	2,951,681
Materials	321,244		—	—	321,244
Telecommunication Services	179,634		—	—	179,634
Utilities	128,619		203,731	—	332,350
Preferred Stocks	3,379,114		—	—	3,379,114
Non-Convertible Corporate Bonds and Notes	—		7,494,892	—	7,494,892
Structured Security	—		15,133,263	—	15,133,263
Investment Companies	40,893,805		15,875,637	—	56,769,442

Total Investments, at Value	62,174,779		40,986,082	—	103,160,861
Other Financial Instruments:
Swaps, at value	—		342,500	—	342,500
Futures contracts	126,998		—	—	126,998

Total Assets	$62,301,777		$41,328,582	$—	$103,630,359

Liabilities Table
Other Financial Instruments:
Futures contracts	$(401,309	) $	—	$—	$(401,309)

Total Liabilities	$(401,309)		$—	$—	$(401,309)

For the reporting period, there were no transfers between levels.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other

38        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Senior Floating Rate Fund, accounted for 25.4% of the Fund’s net assets. Additional information on Oppenheimer Senior Floating Rate Fund, including the audited financials, can be found on the SEC website.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks

39        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 4.2% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

40        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 38% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

41        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value

42        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $29,123,886 and $2,328,923 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

43        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

    The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

    For the reporting period, the Fund had ending monthly average notional amounts of $3,206,628 on total return swaps which are long the reference asset.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

44        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $520,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or

45        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Citibank NA	$342,500	$–	$–	$(342,500)	$–

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

46        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity contracts	Swaps, at value	$342,500
Equity contracts	Variation margin receivable	54,438*	Variation margin payable	$55,518*
Interest rate contracts			Variation margin payable	1,188*

Total		$396,938		$56,706

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Equity contracts	$413,135
Interest rate contracts	(1,196,641)

Total	$(783,506)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Equity contracts	$(470,464)	$15,800	$(454,664)
Interest rate contracts	399,277	—	399,277

Total	$(71,187)	$15,800	$(55,387)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	1,022,373	$9,882,670	2,147,348	$20,749,767
Dividends and/or distributions reinvested	49,981	478,593	51,435	495,486
Redeemed	(1,248,693)	(12,038,466)	(366,807)	(3,539,657)

Net increase (decrease)	(176,339)	$(1,677,203)	1,831,976	$17,705,596

47        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30,2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class C
Sold	313,109	$3,013,570	677,335	$6,531,573
Dividends and/or distributions reinvested	13,568	129,679	13,589	130,728
Redeemed	(64,133)	(614,733)	(87,455)	(844,296)

Net increase	262,544	$2,528,516	603,469	$5,818,005

Class I
Sold	251,144	$2,442,219	9,953	$96,460
Dividends and/or distributions reinvested	3,045	29,016	44	425
Redeemed	(19,419)	(184,351)	(35)	(332)

Net increase	234,770	$2,286,884	9,962	$96,553

Class R
Sold	33,144	$321,408	76,765	$741,659
Dividends and/or distributions reinvested	2,118	20,270	4,153	39,838
Redeemed	(18,089)	(175,875)	(29,083)	(280,488)

Net increase	17,173	$165,803	51,835	$501,009

Class Y
Sold	1,296,912	$12,560,179	3,242,230	$31,387,433
Dividends and/or distributions reinvested	61,592	590,445	45,764	441,860
Redeemed	(1,753,879)	(16,980,610)	(261,506)	(2,527,692)

Net increase (decrease)	(395,375)	$(3,829,986)	3,026,488	$29,301,601

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$27,369,958	$ 21,760,043

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.45

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

48        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s

49        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

April 30, 2018	$18,792	$109	$1,405	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.95% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.70% for Class I shares and 0.75% for Class Y shares, as calculated on the daily net assets of the Fund.

50        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$85,466
Class C	16,406
Class I	1,816
Class R	2,663
Class Y	51,813

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,749
Class C	187
Class R	31
Class Y	746

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $182,982 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

51        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Multi-Asset Income Fund	10/30/17	93.5%	0.0%	6.5%
Oppenheimer Global Multi-Asset Income Fund	11/29/17	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	12/20/17	79.7%	0.0%	20.3%
Oppenheimer Global Multi-Asset Income Fund	1/30/18	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	2/27/18	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	3/28/18	97.1%	0.0%	2.9%
Oppenheimer Global Multi-Asset Income Fund	4/27/18	84.1%	0.0%	15.9%

53        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

54        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

56        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

57        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

58        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

59        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

60        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

61        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

62        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

63        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com
Call Us
800 225 5677
Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1637.001.0418 June 22, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018